Exhibit 99.1

 Fourth Quarter and Full Year 2020 Results  LISTED  CORR  NYSE  March 4, 2021

 Disclaimer  Forward Looking StatementsThis presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, failure to realize the anticipated benefits of the Transaction or Internalization (as further described in this presentation); the risk that CPUC approval is not obtained, is delayed or is subject to unanticipated conditions that could adversely affect CorEnergy or the expected benefits of the Crimson Transaction, risks related to the uncertainty of the projected financial information with respect to Crimson, the failure to receive the required approvals by existing CorEnergy stockholders; the risk that a condition to the closing of the Internalization may not be satisfied, CorEnergy’s ability to consummate the Internalization, and those factors discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.Non-GAAP Financial MeasuresThis document includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. CorEnergy believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating the Crimson Transaction. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, including EBITDA, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

 Disclaimer  Additional Information and Where to Find ItThe issuance of CorEnergy common stock upon conversion of CorEnergy preferred stock in connection with the Transaction as described in this presentation (the “Stock Issuance”) and the Internalization will be submitted to the stockholders of CorEnergy for their consideration. In connection with the Stock Issuance and Internalization, CorEnergy intends to file a proxy statement and other documents with the SEC. INVESTORS AND CORENERGY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) REGARDING THE STOCK ISSUANCE AND INTERNALIZATION AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCK ISSUANCE AND INTERNALIZATION. The proxy statement and other relevant documents (when they become available), and any other documents filed by CorEnergy with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by CorEnergy through its website at corenergy.reit. The information on CorEnergy’s website is not, and shall not be deemed to be a part hereof or incorporated into this or any other filings with the SEC. You may also request them in writing, by telephone or via the Internet at: CorEnergy Infrastructure Trust, Inc., Investor Relations, 877-699-CORR (2677), info@corenergy.reit. Participants in the SolicitationCorEnergy, the Manager and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from CorEnergy’s stockholders in respect of the Stock Issuance and Internalization. Information about CorEnergy’s directors and executive officers is available in CorEnergy’s definitive proxy statement, prepared in connection with CorEnergy’s 2020 annual meeting of stockholders and will be set forth in the proxy statement in respect of the Stock Issuance and Internalization when it is filed with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from CorEnergy’s stockholders in connection with the Stock Issuance and Internalization, including a description of their direct or indirect interests, by security holdings or otherwise, in CorEnergy will be set forth in the proxy statement in respect of the Stock Issuance and Internalization when it is filed with the SEC. You can obtain free copies of these documents, which are filed with the SEC, from CorEnergy using the contact information above.

2020 Challenges and Resiliency

Global COVID-19 Pandemic

- Unprecedented simultaneous supply and demand shocks to the energy industry
- Extraordinary reductions in energy demand and pricing pressured CORR tenants

Exited Troubled Single-Tenant Assets

- Pinedale LGS – July 2020
  - Tenant entered bankruptcy reorganization, significantly reduced reserves valuation
  - Sold to bankruptcy estate and fully discharged associated subsidiary secured debt
- Grand Isle Gathering System – February 2021
  - Tenant unable to pay rent due to shut-ins resulting from declines in Gulf oil pricing and record hurricane season disrupting production
  - Sold as part of Crimson transaction funding acquisition of 4 critical infrastructure pipelines suitable for multiple uses

Balance Sheet Resiliency

- CORR's judicious debt levels and high liquidity allowed it to navigate difficult markets
- Positioned the Company to acquire new, high-quality dividend producing assets
- Commenced significant business development engagement in June 2020, leading to successful transaction

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2021 Strategic Transaction with Crimson Midstream

Strategic Combination with Crimson California

- Predictable, long-lived assets with desirable financial characteristics
- CPUC regulated owner/operator of ~2,000 miles of critical infrastructure pipeline systems across northern, central and southern California
- Connecting desirable native California crude production to in-state refineries producing state-mandated specialized fuel blends
- Customers are diversified, creditworthy shippers
- REIT qualifying under CORR's PLR
- Increased ability to participate in the energy transition via existing assets, acquisitions and rights of way
- Future-ready platform for current and emerging energy infrastructure needs



CorEnergy

5

Portfolio Review - Midwest

Legacy MoGas and **Omega** pipeline systems transport and deliver natural gas to LDCs and end-users

MoGas is a 263-mile FERC-regulated natural gas pipeline near St. Louis, MO

- Operated by CORR since 2014
- 94% of revenue is from take-or-pay transportation contracts with investment-grade customers with on average 10 years remaining on contracts

Omega is a natural gas distribution system serving a strategically important US military base with growing demand

- Operated by CORR since 2006
- In third 10-year contract with 5 years remaining



PEPL Connect
REX Connect
Curryville Compressor
MRT Connect
Missouri
Illinois
St. Louis
Omega

2021 Outlook:

- New interconnect and system enhancements enable expanded service to long-term MoGas customers under multi-year contracts
- Omega serving increasing natural gas demand to growing military base
- Weather related utilization and new interconnect resulted in record throughputs in February 2021

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Portfolio Review - California

Crimson California ~2,000 miles of pipelines, storage facilities and rights of way linking in-state crude oil production and refiners

Northbound system transports crude from the San Joaquin Basin to the San Francisco Bay Area refineries using both heated and unheated service
Southern system transports crude from LA and Ventura basins to LA refineries



Oregon
Idaho
Nevada
Utah
California
Arizona
BENICIA
MARTINEZ
RICHMOND
BAKERSFIELD
SANTA MARIA
Ventura
Los Angeles
Orange
EL SEGUNDO
SOUTH GATE
PARAMOUNT
TORRANCE
WILMINGTON
KLM
World Oil
Northam
Montebello
Line 600
Line 700
Ventura
SBP
SBP Proprietary
Oil Refinery
0 10 20 30 40 50
Miles

Critical infrastructure

- Most economical connection between conventional low-decline-rate crude basins and large refinery demand centers
- 10B+ BOE of recoverable resource feeding refiners designed to run native production
- Stable California refined product demand for foreseeable future
- In-state crude production is refiners' baseload supply, while international and other waterborne imports are the refiners' swing suppliers

Stable fee driven cash flows

- 90%+ of revenue generated from fee-based tariffs or long-term, fixed-rate contracts
- CPUC regulated assets with cost-of-service rate making authority

Primarily investment-grade rated customer base with long operating histories in the state

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California Represents a Captive Market

California is the 5th largest crude oil producing state in the US

California fuel demand requires California refineries

- State regulations require the sale of unique CARB (California Air Resources Board) gasoline and diesel
- As a result, California is dependent on California refiners for refined product supply.
- California is the largest consumer of motor gasoline and jet fuel in the nation



Dozens of oil tankers idle near Los Angeles in April 2020

Price-driven California crude production is ~25% of total California crude runs. In-state refiners take 100% of California production. Demand-driven imports act as a large shock absorber before California crude is impacted

CA Production vs. PADD 5 Imports – bpd


1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jan-18
Mar-18
May-18
Jul-18
Sep-18
Nov-18
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
SJV/LA/Ventura Production
Total Imports - PADD 5

CorEnergy

Sources: RS Energy Group (CA Basin Production); EIA (PADD 5 Data). The United States is divided into five Petroleum Administration for Defense Districts, or PADDs.PADD-5 is the West Coast.

8

CORR Platform Growth Outlook

In their 9/25/2020 report, IHS (after internal combustion engine vehicle ban announcement), forecasted PADD 5 demand to remain flat from 2021 – 2025, then decline 1.6% annually between 2025 and 2050; primarily due to a reduction in gasoline demand. According to the EIA, California is responsible for approximately 2/3 of PADD 5 demand.



PADD 5 main transportation fuels demand forecast
3.0
2.5
2.0
1.5
1.0
0.5
0.0
MMb/d
2020
2025
2030
2035
2040
2045
2050
Jet fuel/Kerosene
Gasoline
Diesel/gasoil
Source: IHS Markit
© 2020 IHS Markit

California

2021 Near-Term Drivers:

- Return to pre-COVID market conditions
- Operating synergies resulting from integration
- Commercial projects within Crimson's footprint

Longer-Term Opportunities:

- Acquisition of complementary or diversified pipelines
- Increased volumes from closures/repurposing of other pipelines
- Participation in California's energy transition

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 2020 Financial Results   1 The Company provides non-GAAP performance measures utilized by REITs, including NAREIT Funds From Operations (“NAREIT FFO”), Funds from Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”).  Management uses AFFO as a measure of long-term sustainable operational performance. See slide 18 for a reconciliation of NAREIT FFO, FFO and AFFO, as presented, to Net income (loss) attributable to CORR common stockholders.  2020 resulted in setbacks at GIGS and PinedaleThose assets are no longer part of the portfolioMoGas and Omega performed steadily and executed expansion projects

Transaction Process and Governance Updates

The Crimson and manager internalization transactions result in increased alignment of management and stockholders

Crimson acquisition will occur in two parts

- CORR closed on the initial 49.5% of Crimson on February 4th
- CORR has the right to acquire the remaining 50.5% interest, owned by John Grier, subject to CPUC approval
  - Approval is anticipated Q3 2021
- The remaining 50.5% interest receives payment as though it holds the following securities:
  - $17.2 million of CORR Class B common shares
  - $60.9 million of 4.0% Series B convertible preferred equity
  - $41.3 million of 9.0% Series C exchangeable preferred equity
- CORR stockholders will vote on approval of issuance of Class B common stock underlying Series B Convertible Preferred[1]

Internalization of the REIT manager

- Also on February 4th, CORR reached agreement to internalize its external manager
  - CORR stockholder vote required[1]
- Proposed structure would replace external management fee with internal SG&A expenses
  - Estimated expense reduction of $2.0 million annualized
- Consideration consists of common, Class B common and preferred equity[1]

1. Investors and CorEnergy stockholders are urged to read the proxy statement (including all amendments and supplements thereto) regarding the stock issuance and internalization and other documents relating to the transactions that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the stock issuance and internalization.

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11

Liquidity and Capitalization

Liquidity and Capitalization (12/31/2020)		
($000's)	Actual	Pro Forma
Cash and Cash Equivilents	$99,597	$19,997
Debt (excluding discounts)		
Senior Secured Debt	$0	$105,000
Convertible Notes	118,050	118,050
Total Debt	**$118,050**	**$223,050**
Stockholders' Equity		
Series A Preferred	$125,270	$129,526
Capital Stock	14	15
Class B Common Stock	0	1
Additional Paid in Capital	339,742	353,847
Retained Deficit	(315,627)	(328,039)
Noncontrolling Interest	0	115,323
Total Stockholders' Equity	**$149,400**	**$270,672**
Total CorEnergy Capitalization	**$267,450**	**$493,722**

Capitalization Details

- Credit facility matures February 2024
- ~$45 million total available liquidity (cash and undrawn revolver)
- Term Loan amortizes $8.0 million per year starting June 30, 2021
- 5.875% Unsecured Convertible Senior Notes due 2025
- 7.735% Cumulative Redeemable Series A Preferred
- Noncontrolling Interest includes all of Grier's owned equity securities
  - 9.0% Series C Exchangeable Preferred
    - Converts into Series A Preferred at a 1.06x ratio
  - 4.0% Series B Convertible Preferred
    - Converts into Class B Common Stock at a 3.56x ratio, subject to stockholder approval
  - Class B Common Stock
    - Exchangeable into Common Stock at a 1:1 ratio subject to meeting conversion tests
    - Dividends subordinated to Common Stock dividends

Pro forma liquidity and capitalization reflecting the impact of the acquisition of our 49.50% interest in Crimson and Internalization agreement with Corridor entered into on February 4, 2021. The Series C Exchangeable Preferred Stock, Series B Convertible Preferred Stock and Class B Common Stock represent the equity consideration of the Grier members in Crimson Midstream Holdings LLC, which will be reflected as a noncontrolling interest in CorEnergy's consolidated financial statements. Pro forma column is for illustration purposes only. Investors and CorEnergy stockholders are urged to read the proxy statement (including all amendments and supplements thereto) regarding the stock issuance and internalization and other documents relating to the transactions that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the stock issuance and internalization. Values assume credit facility, term loan, and convertible debt and Series A at face value.

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Fully Converted Capitalization Illustration

($000's)	Pro Forma @ Mrkt/Par 12/31/2020	Pro Forma Grier Conv. 12/31/2020	Pro Forma Internalization 12/31/2020
Debt (Excluding Discounts)			
Senior Secured Debt	$105,000	$105,000	$105,000
Convertible Notes	118,050	118,050	118,050
Total Debt	**$223,050**	**$223,050**	**$223,050**
Preferred Stock			
Series A	$125,270	$168,175	$172,430
Series C	40,330	0	0
Total Preferred Stock	**$165,600**	**$168,175**	**$172,430**
Series B Preferred Stock	**$60,900**	**$0**	**$0**
Common Stock			
Common Stock	$104,844	$104,844	$113,705
Class B Common Stock	18,817	85,443	90,694
Total Common Stock	**$123,661**	**$190,286**	**$204,399**
Number of Shares (000's)			
Common Stock	13,652	13,652	14,805
Class B Common Stock	2,450	11,125	11,809
Total Number of Shares	**16,102**	**24,777**	**26,614**

- The majority of Grier's consideration, for his 50.5% interest in Crimson, is in the form of subordinated common equity if the Series B is converted
- At current market prices the common equity is ~$200 million, assuming full conversion of all securities
  - Provides significant support for the preferred stock
- The 20-cent initial dividend to the common stock and Class B common, assuming full conversion, is 1.75x covered at midpoint of outlook
  - Calculated using EBITDA outlook midpoint and maintenance capital guidance and subtracting interest, preferred dividends and mandatory debt amortization which equates to AFFO less mandatory amortization

The Series C Exchangeable Preferred Stock, Series B Convertible Preferred Stock and Class B Common Stock represent the equity consideration of the Grier members in Crimson Midstream Holdings LLC, which will be reflected as a noncontrolling interest in CorEnergy's consolidated financial statements. Pro forma converted column is for illustration purposes only. Investors and CorEnergy stockholders are urged to read the proxy statement (including all amendments and supplements thereto) regarding the stock issuance and internalization and other documents relating to the transactions that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the stock issuance and internalization. Values assume credit facility, term loan, convertible debt and Series A and C Preferred at face value, common equity at $7.68 per share (closing price 3/2), and EBITDA at the midpoint of CORR's FY2021 outlook of $50-$52 million annualized beginning Q2 2021.

CorEnergy

13

CORR Outlook

Operating Outlook – Annualized 2021

- Revenue expected to be $130-$135 million
- Approximately $2.0 million of pro forma SG&A savings from estimated management fee of $5.5 million[1]
- Expected run rate combined EBITDA of $50-$52 million beginning in Q2 2021[2] assuming no rebound in California
- Maintenance capital expenditures expected to be in the range of $10-$11 million
- Initial annual dividend of $0.20, increasing to $0.35-$0.40 upon a return to pre-COVID market conditions in California, with near term commercial opportunities providing upside[3]

Leverage and Balance Sheet Metrics

- Total leverage at closing of 4.4x expected EBITDA; senior secured leverage of 2.1x
- Term Loan amortization scheduled at $8.0 million per year facilitates deleveraging to a target of < 4.0x by FYE 2022[1] to create financial flexibility and reduce risk

1. Investors and CorEnergy stockholders are urged to read the proxy statement (including all amendments and supplements thereto) regarding the stock issuance and internalization and other documents relating to the transactions that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the stock issuance and internalization. 2. 2021 EBITDA will be reconciled to GAAP metrics in periodic reports 3. Common stock dividends are subject to approval by the board of directors

CorEnergy

14

ESG Considerations

Environmental Safety

- Stewardship through safety of oil & gas storage and supply
- Annual investment to maintain integrity of assets
- Operate and monitor assets using the latest technology
- Detailed and regularly practiced emergency response plans
- Audit performance and adjust for optimal safeguarding
- Regular communications with all governmental responders
- Work only with top-tier, proven contractors
- Track asset inspection performance using benchmarking

Social Responsibility

- Mission #1: No one gets hurt
- Job creation at competitive pay in multiple states
- Build and maintain local, state, & federal regulatory relationships
- Community volunteerism encouraged and prioritized
- Culture of integrity, respect and inclusivity internally & externally
- Outreach and community awareness programs
- Sponsor of multiple local charitable organizations
- Sponsor multiple school activities, including sports team and outings

Corporate Governance

- Proposed shift to internal manager
- All committees follow NYSE governance requirements for independence
- Board committees engage outside advisors at company's expense
- Policies in place to identify and avoid conflicts of interest
- Director share ownership required
- Risks and mitigant matrixing prior to each investment
- Compensation & succession planning

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15

CorEnergy: Long-Term Opportunities in the Energy Infrastructure Value Chain   1  2  Vast opportunity set for an infrastructure REIT in the current and emerging energy value chainAsset footprint and rights of way are difficult to replicate, and corridors can be used for distribution of alternative energy as the production and demand markets evolveAs the first energy infrastructure REIT with operating assets, CORR is positioned to lead potential consolidation of assets  3

 For additional information: CorEnergy Infrastructure Trust, Inc. Investor RelationsDebbie Hagen or Matt Kreps877-699-CORR (2677)info@corenergy.reit

 NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)  For the three months ended December 31, 2020 and the years ended December 31, 2020 and 2019, diluted per share calculations exclude dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization because such impact is antidilutive. The three months ended December 31, 2019 includes these dilutive adjustments. For periods presented without per share dilution, the number of weighted average diluted shares is equal to the number of weighted average basic shares presented. For the three months and year ended December 31, 2019, diluted per share calculations include a dilutive adjustment for convertible note interest expense.